MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Real Strategies Fund

(the “Fund”)

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

November 6, 2017

This Supplement amends certain information contained in the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, each dated May 1, 2017 and replaces the Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information dated October 3, 2017.

______________________________________________________________________________

The following changes are expected to take place on or about December 2, 2017:

•           The Fund’s name will be changed to the Rational Hedged Return Fund.

•           The Fund’s investment objective will be changed to the following:

The Fund’s investment objective is to seek total return consisting of long-term capital appreciation and income.

•	The Fund will implement material changes to its investment strategy. The Fund’s revised strategies and risks will be set forth in a new prospectus, summary prospectus and SAI dated on or about December 2, 2017.

•	In connection with the material changes to the Fund’s investment strategies, Rational Advisors, Inc. (“Rational”), the Fund’s investment adviser, proposed an increase in the management fee payable pursuant to the Management Agreement between Rational and the Trust on behalf of the Fund, to 1.75% of the Fund’s daily net assets. It is expected that a holder of a majority of the Fund’s outstanding shares will approve an amended Management Agreement reflecting the increased fee and that the increased management fee will become effective on or about December 2, 2017. In addition, the Fund’s existing expense limitation agreement with Rational providing for the waiver of fees and/or reimbursement of expenses of the Fund by Rational to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; acquired fund fees and expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) (“Net Expenses”) at 1.00%, 1.25% and 2.00% for Class I shares, Class A shares and Class C shares, respectively, will terminate. A new expense limitation agreement will go into effective upon the termination of this agreement. The new expense limitation agreement provides for the waiver of fees and/or reimbursement of expenses of the Fund by Rational to the extent necessary to limit Net Expenses to 1.99%, 2.24% and 2.99% for Class I shares, Class A shares and Class C shares, respectively. Information regarding this amended

Management Agreement will be set forth in an information statement, and information regarding the amended Management Agreement and new expense limitation agreement will also be set forth in a new prospectus and SAI dated on or about December 2, 2017.

•	Warrington Asset Management LLC (“Warrington”) will serve as sub-adviser of the Fund and, subject to the oversight of Rational, Warrington will be responsible for making investment decisions and executing portfolio transactions for the Fund. Information regarding Warrington will be set forth in an information statement, dated within ninety days from the date Warrington begins serving as sub-adviser of the Fund, and a new prospectus, summary prospectus and SAI dated on or about December 2, 2017.

•	David Miller and Michael Schnoonover will no longer serve as Portfolio Managers of the Fund. Scott C. Kimple, Principal and Portfolio Manager of the Sub-Advisor, and Mark W. Adams, Assistant Portfolio Manager of the Sub-Advisor, will serve as the Fund’s portfolio managers and will be primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple will be the Lead Portfolio Manager of the Fund. Information regarding Messrs. Kimple and Adams will be set forth in a new prospectus, summary prospectus and SAI dated on or about December 2, 2017.

* * * * *

You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.